Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO MASTER FRAMEWORK AGREEMENT

This AMENDMENT NO. 2 TO MASTER FRAMEWORK AGREEMENT (this
“Amendment”), is made and entered into as of August 3, 2021 (the “Amendment Date”), by and among each of:

(A)MUFG Bank, Ltd., a Japanese banking corporation (“MUFG”), as buyer (“Buyer”);

(B)TXU Energy Retail Company LLC, a Texas limited liability company (“TXU”), as seller (the “Seller”);

(C)each originator party hereto (each, an “Originator”; and together with the Seller, each a “Seller Party” and collectively, the “Seller Parties”);

(D)TXU, as agent for the Seller Parties (in such capacity, the “Seller Party Agent”);
and

(E)solely with respect to Section 4.4 hereof, Vistra Operations Company LLC, as guarantor (the “Guarantor”),

and amends that certain Master Framework Agreement dated as of October 9, 2020, by and among Buyer, the Seller, the Originators and the Seller Party Agent (as amended, supplemented or modified prior to the date hereof, the “Framework Agreement” and, as amended hereby, the “Amended Framework Agreement”). Each of Buyer, the Seller, each Originator and the Seller Party Agent may also be referred to herein individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into the Framework Agreement and certain other Transaction Agreements for the purpose of providing the Seller with a facility under which Buyer will enter into certain sale and repurchase agreements with the Seller with respect to the Seller Note;

WHEREAS, Guarantor entered into a Guaranty in favor of Buyer pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by each Seller Party under the Transaction Agreements; and

WHEREAS, the Parties now wish to extend the Facility Term and amend certain other provisions of the Framework Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties and, solely for purposes of Section 4.4 of this Amendment, the Guarantor agree as follows:

1.Interpretation.

1.1Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).

1.2Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.

2.Amendments. The Framework Agreement is hereby amended, effective from and after the Amendment Date, as follows:

2.1The definition of “Maximum Buyer Balance” set forth in Schedule 1 to the Framework Agreement is hereby amended by replacing the amount “$150,000,000” where it appears therein with the amount “$125,000,000”.

2.2The definition of “Scheduled Facility Expiration Date” set forth in Schedule 1 to the Framework Agreement is hereby amended by replacing the date “August 31, 2021” where it appears therein with the date “July 11, 2022”.

3.Representations, Warranties, Undertakings and Agreements.

3.1Seller Party. In entering into this Amendment, each Seller Party represents to Buyer that each of the representations and warranties of such Seller Party (as applicable) set forth in the Framework Agreement and each other Transaction Agreement to which such Seller Party is a party are true and correct in all material respects (except that any representation or warranty that is subject to any materiality qualification is true and correct in all respects) as of the Amendment Date (unless such representation or warranty relates to an earlier date, in which case as of such earlier date).

4.Miscellaneous.

4.1Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable Law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

4.2Amendments to Master Repurchase Agreement. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Buyer and the Seller are entering into that certain Amendment No. 1 to Master Repurchase Agreement dated as of the Amendment Date (the “MRA Amendment”). The Parties further acknowledge and agree that, effective from and after the Amendment Date, all references in the

Framework Agreement and the other Transaction Agreements to the Master Repurchase Agreement shall be deemed references to such agreement as amended by the MRA Amendment (as so amended, the “Amended Master Repurchase Agreement”). The Amended Master Repurchase Agreements shall constitute a Transaction Agreement under the Amended Framework Agreement.

4.3Ratification and Amendment to Transaction Agreements. Except as amended hereby or as otherwise specified in Section 4.2 hereof, each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Amendment Date, (i) all references to the Framework Agreement in any other Transaction Agreement shall deemed to be references to the Amended Framework Agreement, (ii) any amendment in this Amendment or the MRA Amendment of a defined term in the Framework Agreement or the Master Repurchase Agreement, as the case may be, shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement or the Master Repurchase Agreement, and (iii) this sentence shall be effective to amend each of the relevant Transaction Agreements (including the Master Repurchase Agreement and each Annex thereto) to the extent necessary to give effect to the foregoing clauses (i) and (ii).

4.4Guarantor Acknowledgment and Consent. The Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof (including with respect to the MRA Amendment), it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations (as defined in the Guaranty) for which the Guarantor may be liable under the Guaranty. The Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein of in the MRA Amendment to a defined term in the Framework Agreement or in the Master Repurchase Agreement (as the case may be) shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement or the Master Repurchase Agreement.

4.5GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO)).

4.6Expenses. All reasonable and documented legal fees and expenses of Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Seller promptly on demand.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Buyer:

MUFG BANK, LTD.

By:    /s/ MATT STRATTON
Name:    Matt Stratton
Title:     Managing Director

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 2 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Seller and Seller Party Agent:

TXU ENERGY RETAIL COMPANY LLC

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 2 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Originators:

TXU ENERGY RETAIL COMPANY LLC,
as an Originator

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

DYNEGY ENERGY SERVICES, LLC,
as an Originator

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

DYNEGY ENERGY SERVICES (EAST), LLC,
as an Originator

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

AMBIT TEXAS, LLC,
as an Originator

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

[Signature Page to Amendment No. 2 to Master Framework Agreement]

TRIEAGLE ENERGY LP,
as an Originator

By: TriEagle 1, LLC, its general partner

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

VALUE BASED BRANDS LLC,
as an Originator

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 2 to Master Framework Agreement]

IN WITNESS WHEREOF, Guarantor has executed this Amendment as of the date first written above, solely with respect to Section 4.6 thereof.

Guarantor:

VISTRA OPERATIONS COMPANY LLC

By:    /s/ KRISTOPHER E. MOLDOVAN
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

[Signature Page to Amendment No. 2 to Master Framework Agreement]